UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 16, 2005

                             INVESTORS TITLE COMPANY
             (Exact Name of Registrant as Specified in its Charter)

       North Carolina               0-8511774                 56-1110199
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(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)

                            121 North Columbia Street
                        Chapel Hill, North Carolina 27514
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               (Address of Principal Executive Offices) (Zip Code)

                                 (919) 968-2200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02     Departure of Directors or Principal Officers;
              Election of Directors; Appointments of Principal
              Officers.

       (b) On February 16, 2005, William J. Kennedy III, a director of Investors Title Company (the "Company"), notified the Company that he does not plan to stand for re-election to the Company's Board of Directors after 18 years of service as a director. Mr. Kennedy's term as a director will conclude at the Company's 2005 Annual Meeting of Shareholders, scheduled for May 18, 2005. Mr. Kennedy currently serves as a member of the Audit Committee of the Company's Board of Directors.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INVESTORS TITLE COMPANY



                                      By:  /s/  James R. Fine, Jr.
                                          ----------------------------------
                                                James R. Fine, Jr.
                                                President, Treasurer
                                                and Chief Financial Officer

Date:  February 16, 2005



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